Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December

(the “Fund”)

Supplement To The Fund’s Prospectus

Dated December 9, 2022

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On December 16, 2022, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of December 19, 2022. The new Target Outcome Period will end on December 15, 2023. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for the Fund for the Target Outcome Period beginning on December 19, 2022.

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF - December (XDEC)

14.00% - 15.20%

(before fees, expenses and taxes)

13.15% - 14.35%

(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference